Exhibit 10.58

VICAL INCORPORATED

DELAYED ISSUANCE STOCK PURCHASE ELECTION AGREEMENT

Please complete this Election Agreement and return a signed copy to Jill Church, Chief Financial Officer of Vical Incorporated (the “Company”) by January 31, 2009.

NOTE: THIS ELECTION AGREEMENT MUST BE COMPLETED AND RETURNED BY JANUARY 31, 2009. IF THE FIRST VESTING DATE OCCURS NO SOONER THAN 12 MONTHS FOLLOWING THE DATE OF GRANT AND IF, BY JANUARY 31, 2009, YOU ELECT TO DEFER DELIVERY OF SUCH SHARES BEYOND THE VESTING DATE, THEN THE COMPANY WILL DELIVER THE SHARES TO YOU ON THE DATE OR DATES THAT YOU ELECT. IN ADDITION, ANY SHARES SUBJECT TO THE AWARD THAT WOULD OTHERWISE VEST WITHIN THE 12-MONTH PERIOD FOLLOWING THE DATE OF SUCH ELECTION SHALL INSTEAD VEST 12 MONTHS FOLLOWING JANUARY 31, 2009.

Defined terms not explicitly defined in this Election Agreement but defined in the Plan, your Delayed Issuance Stock Purchase Agreement or your Grant Notice shall have the same definitions as in such documents.

Name:	SS #:

INSTRUCTIONS

In making this election, the following rules apply:

•        You may elect a Settlement Date that occurs after the date of vesting. The “Settlement Date” is the date as of which you will receive the vested Shares associated with the Delayed Issuance Stock Purchase that you elected to defer below. Unless you timely elect otherwise on this Election Agreement, the Shares will be issued to you on the date or dates upon which they vest as indicated on your Grant Notice.

•        A distribution upon a Termination of Service shall only occur if such Termination of Service is a “separation from service” as such term is defined in Code Section 409A(a)(2)(A)(i) and applicable guidance thereunder.

•        This Election Agreement is irrevocable.

•        If no Settlement Date is elected, then the issuance of vested Shares will occur upon the vesting date(s) indicated on your Grant Notice.

•        Notwithstanding any provision in this Election Form or your Grant Notice, Award Agreement or the Plan to the contrary, the issuance of the vested Shares shall be made in a manner that complies with the requirements of Code Section 409A, which may include, without limitation, deferring the payment of such benefit for six (6) months after your Termination of Service, provided however, that nothing in this paragraph shall require the payment of benefits to you earlier than they would otherwise be payable under the Award.

Manner of Transfer

All of the Shares you are entitled to receive on the Settlement Date specified in this Election Agreement will be transferred to you on or as soon as practicable after such Settlement Date.

DEFERRAL ELECTION

I hereby irrevocably elect to defer receipt of the Shares associated with the above-referenced Delayed Issuance Stock Purchase until the following date(s) and in the following increment(s). I acknowledge that only vested Shares will be issued to me and that the Settlement Date may occur after vesting. (CHOOSE ONE ALTERNATIVE BELOW)

ALTERNATIVE #1 (ON VESTING DATE): ☐ I elect to have my vested Shares issued to me on the vesting date(s) indicated on my Grant Notice.

ALTERNATIVE #2 (SPECIFIED EVENT – CHECK ONE BOX):

I elect to have my vested Shares issued to me on the following event (check boxes that apply):

        ☐         days following my Termination of Service

        ☐    Upon the earlier of a Change in Control or      days following my Termination of Service

  ALTERNATIVE #3: (SPECIFIED DATE(S) – CHECK BOXES THAT APPLY)

  A. I elect to have my vested Shares issued to me on the following dates, in the following amounts:

(1)	☐
		Number	Month	Day	Year

(2)	☐
		Number	Month	Day	Year

(3)	☐
		Number	Month	Day	Year

(4)	☐
		Number	Month	Day	Year

(5)	☐
		Number	Month	Day	Year

(6)	☐
		Number	Month	Day	Year

(7)	☐
		Number	Month	Day	Year

(8)	☐
		Number	Month	Day	Year

(9)	☐
		Number	Month	Day	Year

(10)	☐
		Number	Month	Day	Year

(11)	☐
		Number	Month	Day	Year

(12)	☐
		Number	Month	Day	Year

(13)	☐
		Number	Month	Day	Year

B.	☐	Notwithstanding the election that I made in A(1)-(13) above, I elect to have my vested Shares issued to me on the following date, in the event such date occurs prior to the date(s) selected above (check boxes that apply):

☐ days following my Termination of Service
☐ Immediately upon a Change in Control
☐ Upon the earlier of a Change in Control or days following my Termination of Service

Manner of Transfer

All of the Shares you are entitled to receive on the Settlement Date specified in this Election Agreement will be transferred to you on or as soon as practicable after such Settlement Date.

Terms and Conditions

  By signing this form, you hereby acknowledge your understanding and acceptance of the following:

l.	Company Right to Early Transfer. Notwithstanding any election made herein, the Company or any Subsidiary reserves the right to transfer to you all of the vested and then unissued Shares associated with the Delayed Issuance Stock Purchase subject to this Election Agreement at any time following the termination of your employment with the Company or any Subsidiary.

2.	Withholding. The Company shall have the right to deduct from all deferrals or payments hereunder, any federal, state, or local tax required by law to be withheld.

3.	Nonassignable. Your rights and interests under this Election Agreement may not be assigned, pledged, or transferred other than as provided in the Amended and Restated Stock Incentive Plan of Vical Incorporated.

4.	Bookkeeping Account. The Company will establish a bookkeeping account to reflect the number of Shares that you acquired pursuant to your Delayed Issuance Stock Purchase and the Fair Market Value of such Shares that are subject to this Election Agreement.

5.	Stock Certificates. Share certificates (each, a “Certificate”) evidencing the issuance of the Shares pursuant to your Delayed Issuance Stock Purchase shall be issued to you as of the applicable Settlement Dates (or such earlier date payment is to be made pursuant to this Election Agreement) and shall be registered in your name. Subject to the withholding requirements outlined above, Certificates representing the unrestricted Shares will be delivered to you as soon as practicable after the Settlement Date.

6.	Change in Control. As used in this Election Agreement, “Change in Control” shall have the meaning contained in the Plan; provided however, that a distribution upon a Change in Control shall only occur if such distribution complies with the distribution requirements of Code Section 409A and the regulations promulgated thereunder.

7.	Governing Law. This Agreement shall be construed and administered according to the laws of the State of California.

By executing this Election Agreement, I hereby acknowledge my understanding of and agreement with all the terms and provisions set forth in this Election Agreement.

EMPLOYEE	VICAL INCORPORATED

By:
Name:
Title:
Date:	Date: